UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   March 15, 2005
                                                         ----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
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On  March 15, 2005, the Company exercised its one year extension option pursuant to the Employment Agreement dated February 28, 2002 and effective January 1, 2002 with its Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, Larry J. Goddard (the "Employment Agreement"). Under the extension, the expiration of Mr. Goddard's Employment Agreement is extended from December 31, 2004 to December 31, 2005. Mr. Goddard's base annual compensation during the extension is set at $205,000. The Employment Agreement was filed with the Securities and Exchange Commission as Exhibit 10.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The memo exercising the extension option was filed with the Securities and Exchange Commission as
Exhibit 10.3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004.


Item 9.01  Financial Statements and Exhibits.
--------------------------------------------------------------------------------
(c) Exhibits.  Exhibits marked with an (*) are incorporated by reference.


    10.3* Employment Agreement Between the Registrant and Larry J. Goddard, dated February 28, 2002 and effective January 1, 2002
              (Exhibit 10.3 to the Company's Form 10-K for the year ended
               December 31, 2001)

    10.3.1* Memo exercising the Company's option to extend Mr. Goddard's Employment Agreement by one year
              (Exhibit 10.3.1 to the Company's Form 10-K for the year ended
               December 31, 2004)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: March 17, 2005                  By: /s/ Robert W. Weaver
                                          --------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer




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                                 EXHIBIT INDEX

The following exhibits are incorporated by reference into this report.


Exhibit
Number      Exhibit Description
-------     --------------------------------------------------------------------

10.3 Employment Agreement Between the Registrant and Larry J. Goddard, dated February 28, 2002 and effective January 1, 2002
            (Exhibit 10.3 to the Company's Form 10-K for the year ended
             December 31, 2001)

10.3.1 Memo exercising the Company's option to extend Mr. Goddard's Employment Agreement by one year
            (Exhibit 10.3.1 to the Company's Form 10-K for the year ended
             December 31, 2004)

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